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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                               (AMENDMENT NO. 1)

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 7, 2007


                                 CENVEO, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

        COLORADO                      1-12551                  84-1250533
------------------------            -----------            ------------------
(State of Incorporation)            (Commission              (IRS Employer
                                    File Number)           Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                     06901
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (203) 595-3000

                                Not Applicable
                     ------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K, dated March 7, 2007, filed by Cenveo, Inc. ("Cenveo") with the United States Securities and Exchange Commission the ("SEC") on March 13, 2007. As permitted under Items 9.01(a) and (b) of Form 8-K, this amendment provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. Accordingly, Cenveo hereby amends Item 9.01 of the Form 8-K that it filed on March 13, 2007 to read in its entirety as follows:

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

         The unaudited condensed consolidated financial statements of Cadmus and its subsidiaries as of December 31, 2006 and for the six months ended December 31, 2006 are incorporated herein by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Cadmus (File No. 000-12954) for the quarter ended December 31, 2006 as filed with the SEC on February 9, 2007.

         The audited consolidated financial statements of Cadmus and its subsidiaries as of June 30, 2006 and June 30, 2005 and for each of the three years in the three-year period ended June 30, 2006 are incorporated herein by reference to Item 8 of the Annual Report on Form 10-K of Cadmus (File No. 000-12954) for the year ended June 30, 2006 as filed with the SEC on September 13, 2006.

         (b) Pro Forma Financial Information.

         The unaudited pro forma condensed combined financial information relating to the acquisition of Cadmus by Cenveo as of and for the year ended December 31, 2006 is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

         (c) Exhibits.

Exhibit No.    Description
-----------    -----------

2.1 Agreement of Merger dated as of December 26, 2006 among Cenveo, Inc., Mouse Acquisition Corp. and Cadmus Communications Corporation - incorporated by reference to Exhibit 2.1 to Cenveo, Inc.'s current report on Form 8-K filed December 27, 2006.

4.1 Indenture, dated as of June 15, 2004, among Cadmus Communications Corporation, the Guarantors named therein and Wachovia Bank, National Association, as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014 - incorporated by reference to Exhibit 4.9 to Cadmus Communications Corporation's registration statement on Form S-4 filed August 24, 2004.

4.2 First Supplemental Indenture, dated as of March 1, 2005, to the Indenture dated as of June 15, 2004, among Cadmus Communications Corporation, the Guarantors named therein and Wachovia Bank, National Association, as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014 -incorporated by reference to Exhibit 4.9.1 to


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               Cadmus Communications Corporation's quarterly report on Form
               10-Q filed May 13, 2005.

4.3 Second Supplemental Indenture, dated as of May 19, 2006, to the Indenture dated as of June 15, 2004, among Cadmus Communications Corporation, the Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014 - incorporated by reference to Exhibit 4.9.2 to Cadmus Communications Corporation's annual report on Form 10-K filed September 13, 2006.

4.4 Third Supplemental Indenture, dated as of March 7, 2007, to the Indenture dated as of June 15, 2004, among Cenveo Corporation (as successor to Cadmus Communications Corporation), the Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014-incorporated by reference to Exhibit 4.11 to Cenveo, Inc.'s quarterly report on Form 10-Q filed May 9, 2007.

4.5 Third Supplemental Indenture, dated as of March 7, 2007 among Cenveo Corporation (f/k/a Mail-Well I Corporation), the Guarantors named therein and U.S. Bank National Association, as Trustee, to the Indenture dated as of February 4, 2004 relating to the 7 7/8% Senior Subordinated Notes due 2013 - incorporated by reference to Exhibit 4.7 to Cenveo, Inc.'s quarterly report on Form 10-Q filed May 9, 2007.

10.1 First Amendment, dated as of March 7, 2007, to Credit Agreement dated as of June 21, 2006, among Cenveo Corporation, Cenveo, Inc., Bank of America, N.A., as Administrative Agent, and the other lenders party thereto- incorporated by reference to
               Exhibit 10.1 to Cenveo, Inc.'s quarterly report on Form 10-Q filed May 9, 2007.

23.1 Consent of BDO Seidman LLP, independent registered public accounting firm.

23.2 Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1*          Press Release of Cenveo, Inc. dated March 7, 2007.

99.2 Unaudited pro forma condensed combined financial information relating to the acquisition of Cadmus by Cenveo as of and for the year ending December 31, 2006.

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*  Previously Filed


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 21, 2007

                                           CENVEO, INC.


                                           By:  /s/ Sean S. Sullivan
                                              -------------------------
                                                Sean S. Sullivan
                                                Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

2.1 Agreement of Merger dated as of December 26, 2006 among Cenveo, Inc., Mouse Acquisition Corp. and Cadmus Communications Corporation - incorporated by reference to Exhibit 2.1 to Cenveo, Inc.'s current report on Form 8-K filed December 27, 2006.

4.1 Indenture, dated as of June 15, 2004, among Cadmus Communications Corporation, the Guarantors named therein and Wachovia Bank, National Association, as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014 - incorporated by reference to Exhibit 4.9 to Cadmus Communications Corporation's registration statement on Form S-4 filed August 24, 2004.

4.2 First Supplemental Indenture, dated as of March 1, 2005, to the Indenture dated as of June 15, 2004, among Cadmus Communications Corporation, the Guarantors named therein and Wachovia Bank, National Association, as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014 -incorporated by reference to Exhibit 4.9.1 to Cadmus Communications Corporation's quarterly report on Form 10-Q filed May 13, 2005.

4.3 Second Supplemental Indenture, dated as of May 19, 2006, to the Indenture dated as of June 15, 2004, among Cadmus Communications Corporation, the Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014 - incorporated by reference to Exhibit 4.9.2 to Cadmus Communications Corporation's annual report on Form 10-K filed September 13, 2006.

4.4 Third Supplemental Indenture, dated as of March 7, 2007, to the Indenture dated as of June 15, 2004, among Cenveo Corporation (as successor to Cadmus Communications Corporation), the Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as Trustee, relating to the 8 3/8% Senior Subordinated Notes due 2014-incorporated by reference to Exhibit 4.11 to Cenveo, Inc.'s quarterly report on Form 10-Q filed May 9, 2007.

4.5 Third Supplemental Indenture, dated as of March 7, 2007 among Cenveo Corporation (f/k/a Mail-Well I Corporation), the Guarantors named therein and U.S. Bank National Association, as Trustee, to the Indenture dated as of February 4, 2004 relating to the 7 7/8% Senior Subordinated Notes due 2013 - incorporated by reference to Exhibit 4.7 to Cenveo, Inc.'s quarterly report on Form 10-Q filed May 9, 2007.

10.1 First Amendment, dated as of March 7, 2007, to Credit Agreement dated as of June 21, 2006, among Cenveo Corporation, Cenveo, Inc., Bank of America, N.A., as Administrative Agent, and the other lenders party thereto- incorporated by reference to
               Exhibit 10.1 to Cenveo, Inc.'s quarterly report on Form 10-Q filed May 9, 2007.

23.1 Consent of BDO Seidman LLP, independent registered public accounting firm.

23.2 Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1*          Press Release of Cenveo, Inc. dated March 7, 2007.

99.2 Unaudited pro forma condensed combined financial information relating to the acquisition of Cadmus by Cenveo as of and for the year ending December 31, 2006.

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*  Previously Filed

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